SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             BEI TECHNOLOGIES, INC.
           ----------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transactions applies:

(2)     Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

        [ ]      Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount previously paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing party:

(4)     Date filed:

                             BEI TECHNOLOGIES, INC.
                           One Post Street, Suite 2500
                             San Francisco, CA 94104

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 1, 2001

TO THE STOCKHOLDERS OF BEI TECHNOLOGIES, INC.:

     Notice Is Hereby Given that the Annual Meeting of Stockholders of BEI Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, March 1, 2001, at 1:30 p.m. local time, at The Argent Hotel, 50 Third Street, in San Francisco, California, for the following purposes:

     1. To elect two directors to hold office until the 2004 Annual Meeting of Stockholders;

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of the Company's Common Stock from 20,000,000 shares to 35,000,000 shares;

     3. To ratify the selection of Ernst & Young LLP as independent public accountants of the Company for its fiscal year ending September 29, 2001; and

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on January 21, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.


                                        By Order of the Board of Directors


                                        Robert R. Corr
                                        Corporate Secretary


San Francisco, California
January [29], 2001

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT ATTENDANCE AT THE MEETING WILL NOT BY ITSELF REVOKE A PROXY. FURTHERMORE, IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             BEI TECHNOLOGIES, INC.
                           One Post Street, Suite 2500
                             San Francisco, CA 94104


                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  March 1, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed proxy is solicited on behalf of the Board of Directors of BEI Technologies, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on March 1, 2001, at 1:30 p.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Argent Hotel, 50 Third Street, in San Francisco, California. The Company intends to mail this proxy statement and accompanying proxy card on or about January [29], 2001 to all stockholders entitled to vote at the Annual Meeting.

Background

     The Company was organized under the laws of the state of Delaware on June 30, 1997 as a wholly-owned subsidiary of BEI Electronics, Inc., subsequently renamed BEI Medical Systems Company, Inc. (referred to herein as "Electronics"). The Company began independent operations on September 28, 1997 as a result of the distribution by Electronics of all of the outstanding stock of the Company to the stockholders of Electronics (the "Distribution"), and has operated independently ever since.

Solicitation

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

     Only holders of record of shares of the Company's Common Stock at the close of business on January 21, 2001 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on January 21, 2001, the Company had outstanding and entitled to vote [__________] shares of Common Stock. Each holder of record of the Company's Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the

                                       1.

same  effect  as  negative   votes.   Broker   non-votes  are  counted   towards
establishment of the required quorum, but are not counted for any purpose in determining whether a matter has been approved.

Revocability of Proxies

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office at One Post Street, Suite 2500, San Francisco, California 94104, Attention: Secretary, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Please note, however, that attendance at the meeting will not by itself revoke a proxy. Furthermore, if the shares are held of record by a broker, bank or other nominee and the stockholder wishes to vote at the meeting, the stockholder must obtain from the record holder a proxy issued in the stockholder's name.

Stockholder Proposals

     The deadline for submitting a stockholder proposal for inclusion in the Company's proxy statement and form of proxy for the Company's 2002 Annual Meeting of stockholders pursuant to Rule 14a-8 of the Securities and Exchange Commission is [October 1], 2001. Stockholders who wish to submit a stockholder's proposal or a nomination for director that is not to be included in the Company's proxy statement and proxy for the 2002 Annual Meeting must ensure that such proposal or nomination is delivered to, or mailed and received at the Company not later than December 31, 2001, nor earlier than December 1, 2001. Stockholders are also advised to review the Company's By-Laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                       2.

                                   Proposal 1

                              Election Of Directors

     The Company's Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Common Stock or by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the authorized number of directors on the Board) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and has been duly qualified or until his earlier death, resignation or removal.

     The Board of Directors is presently composed of seven members. There are two in the class whose term of office expires in 2001. The two nominees for election to this class, George S. Brown and Mr. Charles Crocker, are directors of the Company who were previously appointed by the stockholders at the Company's 1998 annual meeting. If elected at the Annual Meeting, each of the nominees would serve until the 2004 annual meeting and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board of Directors may propose. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2004 Annual Meeting

George S. Brown

     Mr. Brown, age 79, began serving as a Director in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. He served as a director of Electronics from October 1974 until his resignation as a result of the Distribution. Mr. Brown served as President and Chief Executive Officer of Electronics from October 1974 until July 1990. Mr. Brown served from 1971 until 1974 as Executive Vice President and General Manager of Baldwin Electronics, Inc., a subsidiary of D.H. Baldwin Company and the predecessor of Electronics. Mr. Brown holds a B.S.E.E. from the University of Oklahoma.

Charles Crocker

     Mr. Crocker, age 61, began serving as a Director in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. He was a founder of Electronics and has served as Chairman of the Board of Directors of Electronics since October 1974 and Chairman of the Board of Directors of Technologies since October 1997. Mr. Crocker assumed the positions of President (in which position he served until May 2000) and Chief Executive Officer of Technologies, effective October 1, 1997, after resigning as President and CEO of Electronics as a result of the Distribution. Mr. Crocker served as President of Crocker Capital Corporation, a Small Business

                                       3.

Investment Company, from 1970 to 1985, and as General Partner of Crocker Associates, a venture capital investment partnership, from 1970 to 1990. He currently serves as a director of Fiduciary Trust Company International and Pope & Talbot, Inc. Mr. Crocker also serves as director of OpticNet, Inc., a minority owned subsidiary of the Company. Mr. Crocker holds a B.S. from Stanford University and an M.B.A. from the University of California, Berkeley.

     The two candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                         IN FAVOR OF EACH NAMED NOMINEE

Directors Continuing in Office Until the 2002 Annual Meeting

C Joseph Giroir, Jr.

     Mr. Giroir, age 61, began serving as a Director in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. He was a director of Electronics from 1978 until his resignation as a result of the Distribution. He served as the Secretary of Electronics from 1974 to early 1995. Mr. Giroir is the sole member of Giroir, PLC. He is also President of Arkansas International Development Corporation II, LLC and Chairman of the Board of Directors for Clinical Study Centers, LLC. Mr. Giroir holds a B.A. and an L.L.B. from the University of Arkansas and an L.L.M. from Georgetown University.

Asad M. Madni

     Dr. Madni, age 53, was appointed President and Chief Operating Officer of the Company in May, 2000. He began serving as a Director and as a Vice President of the Company in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. Dr. Madni was appointed
President of BEI Sensors & Systems Company, Inc. in October 1993, which was formed by the consolidation of BEI Motion Systems Company and the BEI Sensors & Controls Group, of which Dr. Madni had been President since October 1992. Prior to joining BEI Electronics in 1992, he served for 17 years in various senior level technical and executive positions with Systron Donner Corporation, a manufacturer of avionics and aerospace sensors and subsystems. He was most recently Chairman, President and CEO of Systron Donner Corporation, a subsidiary of Thorn/EMI. Dr. Madni's degrees include a Bachelor of Science and Master of Science in Engineering from the University of California, Los Angeles, and a Ph.D. in Engineering from California Coast University. He is also a graduate of the Engineering Management Program from the California Institute of Technology, the AEA/Stanford Executive Institute from Stanford University, and the Program for Senior Executives from the Massachusetts Institute of Technology, Sloan School of Management. He is a Chartered Engineer and Fellow of the Institute of Electrical and Electronics Engineers, the Institution of Electrical Engineers, the Institute for the Advancement of Engineering, the New York Academy of Sciences, and the International Biographical Association.

Gary D. Wrench

     Mr. Wrench, age 67, began serving as a Director in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. He was Senior Vice President and Chief Financial Officer of Electronics from July 1993 until his resignation as a result of the Distribution, and held these same positions with Technologies until his retirement in May, 2000. He was named a Director of Electronics in February 1986, and continues to serve as a director of Electronics. He also serves as a director of OpticNet, Inc., and has served as Chief Financial Officer of that company since May, 2000. From April 1985 to July 1993, he served as Vice President of Electronics and President and Chief Executive Officer of BEI Motion Systems Company, Inc., then a wholly owned subsidiary of

                                       4.

Electronics that is now a part of Sensors & Systems. Other experience includes twenty years with Hughes Aircraft Company. Mr. Wrench holds a B.A. from Pomona College and a M.B.A. from the University of California, Los Angeles.

Directors Continuing in Office Until the 2003 Annual Meeting

Richard M. Brooks

     Mr. Brooks, age 72, began serving as a Director in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. From 1987 until his resignation as a result of the Distribution, he served as a director of Electronics. He is currently an independent financial consultant, and also serves as a director of Longs Drug Store Corporation, Granite Construction, Inc. and the Western Farm Credit Bank, a private company. Mr. Brooks holds a B.S. from Yale University and a M.B.A. from the University of California, Berkeley.

Dr. William G. Howard, Jr

     Dr. Howard, age 59, began serving as a Director in June 1997 prior to the Distribution and resulting spin-off of the Company from Electronics in September 1997. He was a director of Electronics from December 1992 until his resignation as a result of the Distribution. He is currently an independent consulting engineer in microelectronics and technology-based business planning. From 1987 to 1990, Dr. Howard served as Senior Fellow of the National Academy of Engineering and, prior to that time, held various technical and management positions with Motorola, Inc., most recently as Senior Vice President and Director of Research and Development. He currently serves as Chairman of Credence Systems, Inc. and a director of RAMTRON International Corp., Thunderbird Technologies, Inc., and Xilinx, Inc. Dr. Howard holds a B.S.E.E. and an M.S. from Cornell University and a Ph.D. in electrical engineering and computer sciences from the University of California, Berkeley.

Board Committees and Meetings

     During the fiscal year ended September 30, 2000, the Board of Directors held 4 regularly scheduled meetings. From time to time the Board of Directors also acts by unanimous written consent. The Board has an Audit Committee and a Compensation Committee, but does not have a Nominating Committee or any other Board committee performing a similar function.

     During fiscal 2000, each Board member attended at least 75% or more of the meetings of the Board. Mr. Giroir, a member of the Audit Committee, was unable to attend one Audit Committee meeting during fiscal 2000.

The Compensation Committee:

     The Compensation Committee makes recommendations concerning salaries and incentive compensation for the Company's executive officers, awards stock options and stock bonuses to eligible executives, employees and consultants under the Company's 1997 Equity Incentive Plan (the "1997 Plan"), and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. During fiscal 2000, the Compensation Committee was composed of three non-employee directors: Mr. Brown, Chairman of the Committee, and Messrs. Brooks, and Giroir. The Compensation Committee met once during fiscal 2000.

                                       5.

The Audit Committee:

     The Audit Committee's responsibilities include the following: to meet with the Company's independent accountants at least annually to review the scope and results of the annual audit; recommend to the Board the independent accountants to be retained for the Company; and receive and consider the accountants' comments as to internal controls, accounting staff, management performance, and procedures performed and results obtained in connection with the audit. During fiscal 2000, the Audit Committee was initially composed of four directors: Mr. Brooks, Chairman of the Committee, and Messrs. Giroir, Howard and Dr. Robert Mehrabian, until Dr. Mehrabian's resignation as a member of the Board in March, 2000. Following Mr. Mehrabian's resignation, the Audit Committee was comprised solely of Messrs. Brooks, Giroir and Howard. All members of the Audit Committee are independent directors (as independence is defined in Rule 4200(a)(15) of the NASD listing standards). The Audit Committee met 3 times during fiscal 2000.

                                       6.

                                   Proposal 2

       Approval Of Increase In Number Of Authorized Shares Of Common Stock

     The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Restated Certificate of Incorporation to increase the Company's authorized number of shares of Common Stock from 20,000,000 shares to 35,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Restated Certificate of Incorporation with the Secretary of State of the State of Delaware following stockholder approval.

       At the time of adoption of the Company's 1997 Equity Incentive Plan, the Board reserved a total of 2,278,890 shares of the Company's Common Stock for issuance as equity incentives under the Plan. As of September 30, 2000, in addition to the shares of Common Stock outstanding as of the same date, the Board had an aggregate of 361,928 shares reserved for issuance upon exercise of options outstanding under the plan, and 903,714 shares reserved for future grant as options or rights under the plan.

     Although at present the Board of Directors has no plans to issue the additional shares of Common Stock, it desires to have such shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products using the Company's Common Stock as currency.

     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could choose to strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the shares of the Common Stock will be required to approve this amendment to the Company's Restated Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                        THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

                                       7.

                                   Proposal 3

           Ratification of Selection of Independent Public Accountants

     The Board of Directors has selected Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending September 29, 2001. Ernst & Young LLP (including its predecessor, Ernst & Whinney) has audited the Company's financial statements since inception in fiscal 1997. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

     Fees billed to Company by Ernst & Young LLP during Fiscal 2000

     Audit Fees:

     Audit fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-Q totaled $248,674.

     Financial Information Systems Design and Implementation Fees:

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2000.

     All Other Fees:

     Fees billed to the Company by Ernst & Young LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services totaled $285,876.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent public accountants is not required by the Company's By-Laws or other applicable legal requirement. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the meeting will be required to ratify the selection of Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending September 29, 2001. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                             IN FAVOR OF PROPOSAL 3

                                       8.

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 2000 by: (i) each of the executive officers named in the Summary Compensation Table; (ii) each director;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                     Beneficial Ownership (1)
                                                     ------------------------
                                                      Number of   Percent of
            Beneficial Owner                           Shares       Total(2)
            ----------------                           ------       --------
Mr. Charles Crocker(3) ............................. 3,081,808       21.4
  One Post Street
  Suite 2500
  San Francisco, CA
State Street Research & Management Co.(9) ..........   939,400        6.5
      One Financial Center
      Suite 3800
      Boston, MA
Dimensional Fund Advisors, Inc.(10) ................   888,800        6.2
      1299 Ocean Avenue
      11th Floor
      Santa Monica, CA
Nicholas-Applegate Capital Management ..............   818,000        5.7
      600 West Broadway
      San Diego, CA
Kelso Management Company, Inc. .....................   754,800        5.2
      One International Place
      Boston, MA
Lord, Abbett & Co.(11) .............................   737,922        5.1
      90 Hudson Street
      Jersey City, NJ
Dr. Asad M. Madni(4) ...............................   204,688        1.4
Mr. Gerald D. Brasuell(4) ..........................    50,985        *
Mr. John LaBoskey(4) ...............................    43,862        *
Dr. Lawrence A. Wan(4)(5) ..........................    72,544        *
Mr. Richard M. Brooks(4) ...........................    16,000        *
Mr. George S. Brown(4)(6) ..........................    16,002        *
Mr. C. Joseph Giroir, Jr.(4) .......................      --
Dr. William G. Howard, Jr.(4) ......................     8,000        *
Mr. Gary D. Wrench(4)(7) ...........................    91,961        *
All executive officers and directors as a group
   (10 persons)(8) ................................. 3,669,348       25.5

----------------
*    Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders of the Company and upon any Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

(2) Applicable percentages are based on 14,408,192 shares outstanding on December 31, 2000, adjusted as required by rules promulgated by the Commission.

(3) Includes 776,000 shares held by Mr. Crocker as trustee for his adult children, as to which Mr. Crocker disclaims beneficial ownership. Also includes 109,872 shares held in a trust of which Mr. Crocker is beneficiary and sole trustee. Mr. Crocker, acting alone, has the power to vote and dispose of the shares in each of these trusts.

(4) Includes shares which certain officers and directors have the right to acquire within 60 days after the date of this table pursuant to outstanding options as follows: Dr. Madni, 13,332 shares; Mr. Brasuell, 7,999 shares; Mr. LaBoskey, 6,000 shares; Dr. Wan, 7,332 shares; and all executive officers and directors as a group, 40,663 shares. Also includes shares which certain officers and directors have the right to vote pursuant to unvested portions of restricted stock awards as follows: Dr. Madni, 135,105 shares; Dr. Wan, 27,400 shares; Mr. Brooks, 13,600 shares; Mr. Brown, 29,580

                                       9.

     shares; Dr. Howard, 5,600 shares; Mr. Wrench, 20,950 shares; and all executive officers and directors as a group, 257,835 shares.

(5) On December 29, 2000, Dr. Wan was granted a leave of absence from his position as Vice President, Corporate Technology and Chief Technology Officer of the Company during which leave of absence he will serve as an executive officer of OpticNet, Inc., a minority owned subsidiary of the Company.

(6) Includes 16,002 shares held in a revocable trust of which Mr. Brown and his wife, Mildred S. Brown, are beneficiaries and sole trustees. Mr. and Mrs. Brown, acting alone, each have the power to vote and dispose of such shares.

(7) Includes 24,518 shares held in a revocable trust of which Mr. Wrench and his wife, Jacqueline Wrench, are beneficiaries and sole trustees. Mr. and Mrs. Wrench, acting alone, each have the power to vote and dispose of such shares.

(8)  Includes the shares described in the Notes above, as applicable.

(9) Represents shares held by State Street Research & Management Co. ("State") which has the sole power to vote and dispose of the shares held by it. State is a wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"). Metropolitan may be deemed to share the power to vote and dispose of all shares held by State, and State may be deemed to share the power to vote and dispose of all shares held by itself. Therefore, both Metropolitan and State each may be deemed a beneficial owner of the shares held.

(10) Dimensional Fund Advisors, Inc., ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager, Dimensional possesses both voting and investment power over 888,800 shares of the Company's stock as of September 30, 2000. The portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities.

(11) Represents shares held by Lord Abbett & Co. ("Abbett") which has the sole power to vote and dispose of the shares held by it. Abbett is owned by eight individuals who participate in the management of the firm's investment activities. Therefore, Abbett and the eight individuals may be deemed beneficial owners of all shares held by Abbett.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2000, the Company's officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.

                                      10.

                             EXECUTIVE COMPENSATION

Compensation of Directors

     During fiscal 2000, each non-employee director of the Company received a monthly fee of $1,000. Each non-employee director of the Company also received a fee of $500 for each Board meeting attended and for each committee meeting attended by that committee member and a fee of $250 for each telephone conference Board meeting in which such director participated. In the fiscal year ended September 30, 2000, the total compensation paid by the Company to non-employee directors for services rendered as directors was $70,250. The members of the Board of Directors are eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

     Mr. Wrench, a member of the Board of Directors, provided consulting services to the Company following his retirement in May 2000 in consideration of which services the Company made payments to Mr. Wrench totaling $30,500 during fiscal 2000. Such consulting services were pursuant to a written agreement entered into between Mr. Wrench and the Company that provided in material part for services to be provided by Mr. Wrench to the Company on up to 5 days per month for a total of $6000 per month, plus $1200 per day for any excess days.

                                      11.

     Compensation of Executive Officers

                             Summary of Compensation

     As noted above, the Company became an independent public company on September 27, 1997 as a result of the Distribution. The following table shows, for the fiscal years ended September 30, 2000, October 2, 1999 and October 3,
1998, compensation awarded or paid to or earned by the Company's Chief Executive
Officer  and its four other most  highly  compensated  executive  officers  (the
"Named Executive Officers") for services rendered by them as executive officers of Technologies in the fiscal years ended September 30, 2000, October 2, 1999 and October 3, 1998, as well as compensation information for one former executive officer who retired from service to the Company during fiscal year
2000.

                                                     Summary Compensation Table

                                                                                                   Long Term
                                                             Annual Compensation               Compensation Awards
                                                  ----------------------------------------  -------------------------
                                                                                 Other
                                                                                 Annual                    Securities    All Other
                                                                              Compensation  Restricted     Underlying   Compensation
           Name and                               Salary (1)       Bonus           (2)       Awards(3)       Options         (4)
      Principal Position                 Year         ($)           ($)            ($)          ($)            (#)           ($)
      ------------------                 ----     ----------       -----           ---       ---------       -------     ---------
Mr. Charles Crocker ..................   2000       395,681       200,000        27,290           -0-           -0-         6,088
Chairman of the Board and                1999       334,125       100,000                         -0-           -0-         5,928
Chief Executive Officer                  1998       341,725        40,000                         -0-           -0-         6,158

Dr. Asad M. Madni ....................   2000       356,940       200,000                     337,500        20,000         8,135
President and Chief                      1999       269,355        90,000                      64,813        10,000         6,117
Operating Officer                        1998       334,956        40,000                     120,000           -0-         6,240

Gerald D. Brasuell ...................   2000       183,906       125,000                      25,000        10,000         6,754
Vice President, General                  1999       164,991        35,000                      54,500         7,000         5,322
Manager of Systron Donner                1998       140,605        24,500                      60,000           -0-         3,956

John LaBoskey ........................   2000       137,846       110,000                      37,500         6,000         5,764
Senior Vice President and                1999       115,510        37,500                      21,000         6,000         4,267
Chief Financial Officer                  1998       102,941        15,000                      60,000           -0-         2,996

Dr. Lawrence A. Wan(5) ...............   2000       278,968        75,000        54,570        12,500         8,000        12,084
Vice President, Corporate                1999       245,423        40,000                      54,313         7,000        10,362
Technology and Chief Technical Officer   1998       244,922        13,500                      84,000           -0-         8,840

                                                                12.



Mr. Gary D. Wrench(6) ................   2000       188,000             0                      50,000         8,000         4,939
Former Senior Vice                       1999       298,020        75,000                     346,000         8,000         5,928
President and Chief                      1998       298,000        40,000                         -0-        125,39         6,158
Financial Officer                                                                                                 2


(1) Includes (i) annual cash payments designated as automobile allowances, which did not exceed $16,000 for any individual in any year, (ii) includes compensation earned but deferred at the election of the Named Executive Officer pursuant to the Company's Deferred Compensation Plan, and (iii) $40,384 in fiscal year 2000 and $31,550 in fiscal year 1998 of accrued vacation pay deferred by Dr. Madni.

(2) Represents amounts paid to Messrs. Crocker and Wan in the form of the receipt of shares in the Company's minority owned subsidiary OpticNet, Inc. as compensation for activities related to the founding of OpticNet, Inc.

(3)  Represents  the dollar value of shares  awarded,  calculated by multiplying the market value based on the closing sales price on the date of grant by the number of shares awarded. At September 30, 2000, the aggregate holdings and value of restricted stock held by the Named Executive Officers (based on the number of shares held at fiscal year-end multiplied by the closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on September 30, 2000) was as follows: Dr. Madni, 125,400 shares, valued at $2,562,863; Mr. Brasuell, 27,766 shares, valued at $567,468; Mr. LaBoskey, 29,300 shares, valued at $598,818; Mr. Pike, 16,906 shares, valued at $345,516; Dr. Wan, 33,050 shares, valued at $675,459; and Mr. Wrench, 75,400 shares, valued at $1,540,988. Generally, the restrictions on awards of restricted stock lapse with respect to 15% of the total number of shares per year on the first, second, third, fourth and fifth anniversaries of the date of grant and with respect to the remaining shares subject to such award on the sixth anniversary of the date of grant. Dividends are paid on shares of restricted stock when, as and if the Board declares dividends on the Common Stock of the Company.

(4)  Includes $5,100,  $5,100,  $6,150, $5,260, $5,100 and $7,231 paid in fiscal
     2000 to each of Messrs. Crocker, Madni, Brasuell, LaBoskey, Wan and Wrench, respectively, and $4,800, $3,549, $4,775, $3,915, $4,316 and $4,800 paid in fiscal 1999 to each of Messrs. Crocker, Madni, Brasuell, LaBoskey, Wan and Wrench respectively, and $4,800, $3,559, $3,492, $2,684, $4,222 and $4,800
     paid in fiscal 1998 to Crocker, Madni, Brasuell, LaBoskey, Wan, and Wrench, respectively, as a normal contribution pursuant to the Company's Retirement Savings Plan. The remaining sums listed for each of fiscal 2000, 1999 and 1998 for Messrs. Crocker, Madni, Brasuell, LaBoskey, Wan and Wrench are attributable to premiums paid by the Company for group term life insurance, supplemental life insurance and, solely with respect to Messrs. Crocker and Wan, payments made by the Company pursuant to split dollar life insurance policies entered into by the Company in fiscal 2000.

(5) On December 29, 2000, Dr. Wan was granted a leave of absence from his position as Vice President, Corporate Technology and Chief Technology Officer of the Company during which leave of absence he will serve as an executive officer of OpticNet, Inc., a minority owned subsidiary of the Company.

(6) Mr. Wrench retired from his position as Senior Vice President and Chief Financial Officer of the Company in May 2000.

                                      13.

                        Stock Option Grants and Exercises

     During the  Company's  fiscal year ended  September  30, 2000,  the Company granted  options to its  executive  officers  and key  employees  under its 1997
Equity Incentive Plan. In connection with the  Distribution,  holders of options to purchase  Common Stock of  Electronics  that were not exercised  prior to the
Distribution had such options  converted to vested and unvested  incentive stock options  and  nonstatutory  stock  options,  as  appropriate,  to  purchase  the
Company's  Common Stock issued under the 1997 Equity  Incentive Plan. The number of shares  of the  Company's  Common  Stock  subject  to  options  issued in the conversion  was  determined by criteria which included the aggregate fair market value of each option to purchase  Electronics' Common Stock immediately prior to the  Distribution  and the intent to issue  options to  purchase  the  Company's
Common Stock that were not more  favorable to the holder than those options held on Electronics' Common Stock that converted as a result of the Distribution. For
further   information,   see  "The   Distribution--Other   Consequences  of  the
Distribution--Stock Options" in the Information Statement included as an exhibit to the Company's Registration Statement filed on Form 10 (File No. 0-22799). The
Company has not issued any stock appreciation rights, either apart from or under the Company's 1997 Equity  Incentive  Plan. As of December 31, 2000,  options to purchase a total of 445,423 shares had been granted and were  outstanding  under the 1997 Equity Incentive Plan and options to purchase 1,315,318 shares remained available  for grant  thereunder.  The following  table shows,  for fiscal 2000, certain information  regarding options for the Company's Common Stock exercised, and options held at year-end, by the Named Executive Officers.


                                            Option Grants in Fiscal Year 2000

                                                                                        Potential Realizable Value at
                             Number of     % of Total                                           Assumed Annual
                             Securities     Options                Market                       Rates of Stock
                             Underlying    Granted to             Price at                   Price Appreciation for
                              Options      Employees   Exercise   Date of                         Option Term(3)
                              Granted      in Fiscal    Price      Grant    Expiration   -------------------------------
         Name                 (#)(1)         Year(2)    ($/Sh)     ($/Sh)     Date          0%         5%         10%
-----------------------       -------       --------    ------     ------   ---------    -------     ------     -------
Mr. Crocker............         - 0 -       --------    ------     ------   ---------    -------    -------     -------
Dr. Madni..............        20,000         9.1%      6.250      6.250     12/08/09    -------     78,612     199,218
Mr.  Braswell..........        10,000         4.6%      6.250      6.250     12/08/09    -------     39,306      99,609
Mr. LaBoskey...........         6,000         2.7%      6.250      6.250     12/08/09    -------     23,584      59,765
Dr. Wan................         8,000         3.7%      6.250      6.250     12/08/09    -------     31,445      79,687
Mr. Wrench.............         8,000         3.7%      6.250      6.250     12/08/09    -------     31,445      79,687


(1) Options generally vest annually over a 3-year period. The options will fully vest upon a change in control, as defined in the Company's 1997 Plan.

(2) Based upon options to purchase 215,000 shares issued to employees in fiscal year 2000.

(3) The potential realizable value is based on the term of the option at its time of grant. It is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, compounded annually for the entire term of the option and the option is exercised solely on the last day of its term for the appreciated price. These amounts represent certain assumed rates of appreciation less the exercise price, in accordance with the rules of the Commission, and do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all stockholders.

                                      14.


    Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                         Number of Securities
                                                                              Underlying        Value of Unexercised
                                                                          Unexercised Options   in-the-Money Options
                                    Shares Acquired         Value            at FY-End (#)          at FY-End ($)
                                      on Exercise          Realized          Exercisable/           Exercisable/
              Name                        (#)                ($)           Unexercisable(1)       Unexercisable(2)
              ----                        ---                ---           ----------------       ----------------
Mr. Crocker...................           - 0 -                             - 0 - / - 0 -          - 0 - / - 0 -
Dr. Madni.....................           - 0 -              - 0 -          3,333 / 26,667        56,453 / 396,672
Mr. Brasuell..................           - 0 -              - 0 -          2,333 / 14,667        39,515 / 220,922
Mr. LaBoskey..................           - 0 -              - 0 -          2,000 / 10,000        33,875 / 152,875
Dr. Wan.......................           - 0 -              - 0 -          2,333 / 12,667        39,515 / 192,547
Mr. Wrench....................           - 0 -              - 0 -          - 0 - / - 0 -          - 0 - / - 0 -

------------------
(1)  Includes both "in-the-money" and "out-of-the-money" options.

(2) The fair market value of the underlying shares of the Company's Common Stock on September 30, 2000, less the exercise price.


Management Incentive Bonus Plan For Fiscal 2000

     In 1999, the Company's Board of Directors adopted a Management Incentive Bonus Plan for fiscal 2000 ("2000 MIB Plan") covering employees of the Company. Following the end of the Company's 2000 fiscal year, the Company's Compensation Committee determined how to allocate monies under the Bonus Plan on the basis of goals relating to return on equity, and subject to predetermined limits under the 2000 MIB Plan, and created a bonus fund for each company. Based upon recommendations from management of each company, the Compensation Committee was permitted, in its discretion, to approve individual awards to employees of the respective companies, for performance during fiscal 2000 subject to final approval by the Company's Board of Directors.

     Incentive awards totaling approximately $1,753,000 were made with respect to the Company's fiscal year 2000. The amounts of such incentive payments to the Named Executive Officers are included in the "Bonus" column of "Summary Compensation Table" under "Executive Compensation."

Employment Agreements

      The employment agreement between the Company and Dr. Madni, President and Chief Operating Officer of the Company, renews annually on the anniversary date of the agreement. Such agreementfurther provides that if the Company terminates him without cause or a change in control of the Company occurs, and he executes a general release of liability, Dr. Madni will receive from the Company his then current full-time salary and medical, dental and life insurance benefits for the 12 months following the termination of his employment, his annual bonus prorated to the date of termination of his employment and an amount equal to the average of the bonuses paid Dr. Madni over the prior 3 completed fiscal years. The employment agreement includes a noncompetition clause that provides that Dr. Madni will refrain from activities of a competitive nature for a period of 2 years after termination of his employment with the Company.

                                       15.

Executive Change of Control Benefits Agreements

       The Company has entered into Executive Change of Control Benefits Agreements (the "Change of Control Agreements") with Messrs. Crocker, Madni, Wan and LaBoskey. Pursuant to the terms of the Change of Control Agreements, each executive officer would receive a single payment equal to the sum of his annual salary and the average of his annual bonuses for the prior three years upon the occurrence of a voluntary termination of employment by the employee or an involuntary termination of employment without cause within 12 months after a change in control of the Company, as defined in the Change of Control Agreements. In addition, the Company would pay medical benefits on behalf of the executive officer and his dependents until the executive officer is again employed, but not longer than 18 months.

Compensation Committee Interlocks and Insider Participation

       As noted above, the Compensation Committee consists of Messrs. Brown, Brooks and Giroir. Mr. Brown retired in July 1990 as President of Electronics and served as a consultant to Electronics until June 30, 1997. Mr. Giroir served as Corporate Secretary of Electronics until February 1995 for which he received no compensation in addition to that received as director's fees. Mr. Crocker, Chairman of the Board and Chief Executive Officer of the Company, serves as a director and has been selected to serve as a member of the Compensation Committee of OpticNet, and Mr. Wrench, a director of the Company serves as Chief Financial Officer for OpticNet and also as a director.


                                      16.

                      REPORT OF THE COMPENSATION COMMITTEE
              OF THE BOARD OF DIRECTORS OF BEI TECHNOLOGIES, INC.(1)
                                DECEMBER 6, 2000

       The Compensation Committee is composed of three non-employee directors, consisting of Messrs. Brown, Brooks and Giroir. The Compensation Committee is responsible for, among other things, setting the compensation of executive officers, including any stock based awards to such individuals under the Company's 1997 Equity Incentive Plan. The Compensation Committee annually evaluates the performance, and determines the compensation, of the Chief Executive Officer and the other executive officer of the Company based upon a mix of the achievement of corporate goals, individual performance of the executive officers and comparisons with other companies operating in the same industry. The Chief Executive Officer provides recommendations to the Compensation Committee, but is not present during the discussion of his own compensation.

Executive Compensation Principles

       The Compensation Committee seeks to compensate executive officers in a manner designed to achieve the primary interest of the Company's stockholders, namely that of increased stockholder value. In furtherance of this goal, the Compensation Committee determined a compensation package for fiscal 2000 that considered both competitive and performance factors. Annual compensation of executives of the Company is composed of salary, bonus and stock incentives, an approach consistent with the compensation programs of most electronics and/or industrial focused companies. A substantial portion of the cash compensation of each executive officer is contingent upon the achievement of certain performance milestones by the Company. Bonuses, therefore, could be substantial, could vary significantly from year to year, and could vary significantly among executive officers. The Company's Compensation Committee intends to continue to follow this approach in the future and be guided by the same principles. Stock-based awards also continue to be a part of the overall compensation for Technologies' executive officers, and are intended to further incentivize, as well as reward, the executive officers.

Base Salary

       The Compensation Committee determined salaries for fiscal 2000 for all executive officers at its meeting of December 10, 1999. In adjusting the base salary of the executive officers, the Compensation Committee examined both competitive and qualitative factors relating to corporate and individual performance. In connection with its examination of competitive factors, the Compensation Committee reviewed an independent survey of base salaries paid by other electronics companies of comparable size. In many instances, assessment of qualitative factors necessarily involved a subjective assessment by the Committee. In determining salary adjustments for executive officers for fiscal 2000, the Compensation Committee relied primarily on the evaluation and recommendations by Mr. Crocker of each officer's responsibilities for fiscal 2000 and performance during fiscal 1999.

Management Incentive Bonus Plan Adopted for Fiscal 2001

       The Company's Board of Directors has adopted a Management Incentive Bonus Plan (the "2001 MIB Plan") for fiscal 2001 covering employees of the Company and its operating divisions (which include the Company's majority owned subsidiaries). On the basis of goals relating to return on equity,

--------------------------
1 This Section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                      17.

and subject to predetermined limits under the 2001 MIB Plan, the Company's Compensation Committee, will in its discretion, determine a bonus fund for the Company and each of its operating divisions each company following the end of the Company's 2001 fiscal year. Based upon recommendations from the management of the Company, the Compensation Committee may, in its discretion, approve awards to employees of the Company and each of its operating divisions, subject to final approval of the Company's Board of Directors.

       Incentive awards totaling $1,753,000 were made with respect to the Company's fiscal 2000 year. Of that amount, $745,000 was awarded to the Named Executive Officers.


Chief Executive Officer Compensation

       In general, the factors utilized in determining Mr. Crocker's compensation were similar to those applied to the other executive officers in the manner described in the preceding paragraphs; however, a significant percentage of his potential earnings was and continues to be subject to consistent, positive, long-term performance of the Company.


Long Term Incentives

       The Company uses the 1997 Equity Incentive Plan to further align the interests of stockholders and management by creating common incentives based on the possession by management of a substantial economic interest in the long-term appreciation of the Company's stock. In determining the number of restricted stock awards or stock options to be granted to an executive officer, the Committee takes into account the officer's position and level of responsibility within the Company, the officer's existing equity holdings, the potential reward to the officer if the stock appreciates in the public market, the incentives to retain the officer's services for the Company, the competitiveness of the officer's overall compensation package and the performance of the officer. Based on a review of this mix of factors for fiscal 2000, the Committee granted incentive stock options to executive officers of the Company including; Mr. Crocker (10,000 shares), Dr. Madni (14,590 shares), Mr. Brasuell (5,000 shares), Mr. LaBoskey (2,500 shares) and Dr. Wan (4,000 shares).

       Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code. The Committee has determined that stock options granted under the Company's 1997 Plan with an exercise price at least equal to the fair market value of the Company's Common Stock on the date of grant shall be rated as "performance-based compensation."

                           Richard M. Brooks            C. Joseph Giroir, Jr.
                           George S. Brown (Chairman)


                                      18.

  REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (DECEMBER 6, 2000)2

         The Audit Committee of the Board of Directors of BEI Technologies, Inc. is composed of three independent directors appointed by the Board of Directors (each of which is independent under applicable NASD rules) and operates under a written charter adopted by the Board of Directors in fiscal 2000, and as amended in fiscal 2001 (see Exhibit A to this Proxy Statement). The members of the Audit Committee are Mr. Brooks (Chairman of the Committee), Dr. William Howard and C. Joseph Giroir, Jr. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Corporation's independent accountants.

         Management is responsible for the Company's internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with the Company's legal and ethics programs. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuance of a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and report its findings to the full Board.

         In this context, the Audit Committee has met and held discussions separately, and jointly with each of management, the Company's internal auditors and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         In connection with new standards for independence of the Company's external auditors promulgated by the Securities and Exchange Commission, during the Company's 2001 fiscal year the Audit Committee will undertake to consider in advance of the provision of any non-audit services by the Company's independent accountants whether the provision of such services is compatible with maintaining the independence of the Company's external auditors.

         The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based on the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended September 30, 2000 filed with the Securities and Exchange Commission.

                  Richard Brooks (Chairman)                   Dr. William Howard
                  C. Joseph Giroir, Jr.

----------------------

2 This Section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                      19.

Performance Measurement Comparison(1)

       The following graph shows the value as of the Company's most recent fiscal year end of an investment of $100 in cash on October 8, 1997, the first day of regular way trading on Nasdaq of (i) the Company's Common Stock, (ii) the Nasdaq Stock Market Index (U.S. Companies) and (iii) the Dow Jones Advanced Industrial Equipment Index. All values assume reinvestment of the full amount of all dividends paid by the Company since October 8, 1997 through the Company's 2000 fiscal year end and are calculated as of the last trading day of the applicable calendar quarter(2):

         Comparison of 12 Quarter Cumulative Total Return on Investment

                             BEI Technologies, Inc.
                             Proxy Performance Graph
                        For the Fiscal Year ended 9/30/00

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]



BEI TECHNOLOGIES INC

                                                                         Cumulative Total Return
                                           -----------------------------------------------------------------------------------------
                                           10/8/97        12/97          3/98         6/98          9/98        12/98          3/99
BEI TECHNOLOGIES, INC.                      100.00        93.49        128.95       146.30         56.98        71.94         82.63
NASDAQ STOCK MARKET (U.S.)                  100.00        90.43        105.83       108.74         98.12       127.50        142.99
DOW JONES ADVANCED INDUSTRIAL EQUIPMENT     100.00        82.64         90.55        81.25         65.98        81.75         84.44




                                                                    Cumulative Total Return
                                           --------------------------------------------------------------------------
                                              6/99         9/99         12/99         3/00          6/00         9/00

BEI TECHNOLOGIES, INC.                       77.02        93.55        117.84       136.82        197.97       323.34
NASDAQ STOCK MARKET (U.S.)                  156.42       160.30        236.91       265.90        231.18       212.78
DOW JONES ADVANCED INDUSTRIAL EQUIPMENT     104.11        99.54        139.93       170.64        188.77       176.66

* $100 invested on 10/28/97 in stock or index - including reinvestment of dividends. Fiscal year ending September 30, 2000.

--------------------------
1 This Section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2 This Section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                                      20.

                              CERTAIN TRANSACTIONS

       The Company's By-Laws provide that the Company will indemnify its directors and executive officers and may indemnify its other officers, employees and other agents to the extent not prohibited by Delaware law. Under the Company's By-Laws, indemnified parties are entitled to indemnification for negligence, gross negligence and otherwise to the fullest extent permitted by law. The By-Laws also require the Company to advance litigation expenses in the case of stockholder derivative actions or other actions, against an undertaking by the indemnified party to repay such advances if it is ultimately determined that the indemnified party is not entitled to indemnification.

                                  OTHER MATTERS

       The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                            By Order of the Board of Directors


                                            Robert R. Corr
                                            Corporate Secretary

January __, 2001


A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended September 30, 2000 is available without charge upon written request to: Investor Relations, BEI Technologies, Inc., One Post Street, Suite 2500, San Francisco, CA 94104.


                                      21.

                                    EXHIBIT A

                         CHARTER OF THE AUDIT COMMITTEE



                                      22.

Exhibit A


                             BEI Technologies, Inc.
                             Audit Committee Charter

Organization: The Audit Committee shall be appointed by the Board of Directors. Each of the members of the Audit Committee shall be free of relationships with management or the Company that in the opinion of the Board of Directors and the requirements of the National Association of Security Dealers (NASD) would interfere with the exercise of their independent judgement. All members of the Audit Committee should possess credentials indicative of financial literacy, and at least one member shall have accounting or related financial management expertise. In addition to the duties and responsibilities of the Audit Committee as set forth in the Company's by-laws, the operation of the Audit Committee shall be governed by this charter. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

Statement of Policy: The Audit Committee shall advise the Board of Directors as to the Company's consolidated financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent accountants, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes: Management is responsible for preparing the Company's financial statements, and the independent accountants are responsible for auditing those financial statements. The primary responsibility of the Audit Committee is to oversee the Company's financial reporting and independent audit processes on behalf of the board and report its conclusions to the board. The policies and procedures of the Audit Committee should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

     o The Audit Committee is authorized to communicate to management and the independent accountants that the independent accountants are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's shareholders. The Committee shall have the authority and responsibility to evaluate and, where appropriate, to recommend replacement of the independent accountants. The Committee shall discuss with the independent accountants their independence from management and the Company, their performance of the audit, and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the Board of Directors, subject to shareholder's approval, the selection of a firm to be the Company's independent accountants.

     o The Audit Committee shall discuss with the internal auditors and the independent accountants the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the Committee shall review with management, the internal auditors and the independent accountants the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risks and rewards, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and independent accountants, with and without management present, to discuss the results of their examinations. Management shall also be afforded the opportunity to meet separately with the Committee without internal auditors or independent accountants present.

     o The Audit Committee shall review the reports or recommendations from both the independent accountants and the internal auditors regarding the system of internal controls, the company's code of conduct, and ethics programs.

     o The Audit Committee shall review the interim financial statements with management and the independent accountants prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent accountants under generally accepted auditing standards. The chair of the Audit Committee may represent the entire Committee for the purposes of this review, and report to the Committee at their next meeting.

     o The Audit Committee shall review with management and the independent accountants the financial statements and related opinions to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality and acceptability of relevant accounting principles, the reasonableness of significant management judgements, and the clarity of the disclosures in the financial statements. They shall also review with management and the independent accountants significant risks and exposures reflected in the report. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards.

     o The Audit Committee shall review and report to the Board of Directors the cost of audit and non-audit services performed by the Company's independent accountants during each fiscal year for the Company.

     o The Audit Committee shall undertake to consider in advance of the provision of any non-audit services to the Company by the Company's independent accountants whether the provision of such services is compatible with maintaining the independence of the Company's external auditors.